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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 6, 2002


                             Alderwoods Group, Inc.
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              Exact name of registrant as specified in its charter)



       Delaware                         000-33277               52-1522627
       --------                         ---------               ----------
    (State or other              (Commission File Number)      (IRS Employer
  jurisdiction Number)                                         Identification


   311 Elm Street, Suite 1000, Cincinnati, Ohio                45202
   --------------------------------------------              ----------
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (513) 768-7400


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)










                                                      Exhibit Index is on page 3




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ITEM 5            OTHER EVENTS

                  Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99, which includes the unaudited first quarter results of Alderwoods Group, Inc.

ITEM 7            FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS


EXHIBIT NO.       DESCRIPTION

Exhibit 99        Alderwoods Group, Inc. Press Release dated May 6, 2002.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 7, 2002


                                     ALDERWOODS GROUP, INC.




                                     By:      /s/ Bradley D. Stam
                                         ---------------------------------------
                                     Name: Bradley D. Stam
                                     Title: Senior Vice President,
                                            Legal & Asset Management






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                                  EXHIBIT INDEX


NUMBER                 EXHIBIT
------                 -------
99                     Alderwoods Group, Inc.
                       Press Release dated May 6, 2002